EXHIBIT 10.5

         AN INVESTMENT IN THE UNITS OF WHICH THIS NOTE FORMS A PART INVOLVES SUBSTANTIAL RISKS. THE COMPANY INTENDS TO REPAY THE NOTE WITH THE PROCEEDS OF FUTURE FINANCINGS. IF THE COMPANY DOES NOT OBTAIN ADDITIONAL FINANCING ON A TIMELY BASIS, IT MAY NOT BE ABLE TO REPAY THE NOTE ON A TIMELY BASIS. EACH POTENTIAL INVESTOR SHOULD CAREFULLY REVIEW THE SUBSCRIPTION AGREEMENT AND ALL EXHIBITS THERETO PRIOR TO MAKING AN INVESTMENT DECISION. IN PARTICULAR, POTENTIAL INVESTORS SHOULD READ AND CAREFULLY CONSIDER THE INFORMATION SET FORTH UNDER THE HEADINGS "SPECIAL CONSIDERATIONS" AND "RISK FACTORS" IN THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1997, AS AMENDED THROUGH THE DATE HEREOF (ATTACHED TO THE SUBSCRIPTION AGREEMENT AS EXHIBIT D AND INCORPORATED HEREIN BY REFERENCE) AND THE COMPANY'S QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTER ENDED SEPTEMBER 30, 1998, AS AMENDED THROUGH THE DATE HEREOF (ATTACHED TO THE SUBSCRIPTION AGREEMENT AS EXHIBIT E AND INCORPORATED HEREIN BY REFERENCE).

         THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 NOR UNDER ANY STATE SECURITIES LAW AND MAY NOT BE PLEDGED, SOLD, ASSIGNED OR TRANSFERRED UNTIL (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 AND ANY APPLICABLE STATE SECURITIES LAW OR (II) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE COMPANY OR OTHER COUNSEL TO THE HOLDER OF SUCH NOTE, WHICH OTHER COUNSEL IS REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH NOTE MAY BE PLEDGED, SOLD, ASSIGNED OR TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS.

                                  DYNAGEN, INC.

                              NOTE DUE MAY 28, 1999

$___________________       February 28, 1999

         FOR VALUE RECEIVED, on May 28, 1999 (the "Maturity Date"), the undersigned DynaGen, Inc., a Delaware corporation (the "Company"), with its principal office at 840 Memorial Drive, Cambridge, Massachusetts 02139, promises to pay to the order of_________________, with a principal place of business at___________________________________ (the "Payee" or "the holder of this
Note"), or registered assigns, the principal amount of __________________ in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public or private debts, together with interest at a rate equal to 12% per annum.

         This Note is one of several notes of the Company issued in connection with a bridge financing for the Company of up to $500,000, which notes, together with this Note, are hereinafter referred to as the "Notes."

         1. Events of Default. Upon the occurrence of any of the following events (herein called "Events of Default") which shall have occurred and be continuing:

                  (a) the Company defaults in the payment of interest on this Note when the same becomes due and payable and such Default continues for a period of 10 days;

                  (b) the Company defaults in the payment of principal on this Note when the same becomes due and payable, at maturity or otherwise and such default continues for a period of 10 days;

                  (c) the Company fails to comply with any of the other agreements contained in this Note, and the Default continues for the period and after the notice specified below; and

                  (d) the Company pursuant to or within the meaning of any Bankruptcy Law (as defined below):

                          (i) commences a voluntary case;

                          (ii) consents to the entry of an order against it for relief in an involuntary case; or

                          (iii) makes a general assignment for the benefit of its creditors; or

                  (e) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                          (i) is for relief against the Company in an involuntary case;

                          (ii) appoints a Custodian (as hereinafter defined) for all or substantially all of the assets of the Company; or

                          (iii) orders a liquidation of the Company;

then in any such event the holder of this Note may, by written notice to the Company, declare the entire unpaid principal amount of this Note outstanding together with accrued interest thereon due and payable, and the same shall, unless such default shall be cured within ten (10) days after such notice, forthwith become due and payable upon the expiration of such ten-day period, without presentment, demand protest, or other notice of any kind, all of which are expressly waived.

         The term "Bankruptcy Law" means Title 11, U.S. Code or any similar federal or state law. The term "Custodian" means any receiver, trustee, assignee, liquidator, or similar official under any Bankruptcy Law.

         A default under clause (c) above shall not constitute an Event of Default until the Payee notifies the Company of the Default and the Company does not cure the Default within 20 days of such notice. The notice must specify the Event of Default, demand that it be remedied, and state that it is a notice of Event of Default.

         2. Non-Waiver and Other Remedies. No course of dealing or delay on the part of the holder of this Note in exercising any right thereunder shall operate as a waiver thereof or otherwise prejudice the right of the holder of this Note. No remedy conferred hereby shall be exclusive of any other remedy referred to herein or now or hereinafter available at law, in equity, by statute or otherwise.

         3. Affirmative Covenants. The Company covenants and agrees that, while this Note is outstanding, it shall:

                  (a) Do all things necessary to preserve its corporate existence and continue to engage in business of the same general type as conducted as of the date hereof,

                  (b) Promptly notify the holder of this Note of the occurrence of any Event of Default under this Note; and

                  (c) Comply in all material respects with all statutes, laws, ordinances, orders, judgments, decrees, injunctions, rules, regulations, permits, licenses, authorizations and requirements (collectively, "Requirements(s)") of all governmental bodies which are applicable to the Company or its properties, except wherein the failure to comply would not have a material adverse effect on the Company or its property; provided that nothing contained herein shall prevent the Company from contesting the validity or the application of any Requirements.

         4. Voluntary Prepayment. This Note may be called by the Company at any time in whole or in part from time to time, without penalty at the principal amount plus accrued but unpaid interest.
Any partial call shall be made pro rata among the holders of the Notes.

         5. Holder as Deemed Owner. The Company may deem and treat the registered holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the Company) for the purpose of receiving payment hereof or thereof or on account hereof and for all other purposes, and the Company shall not be affected by notice to the contrary. The Company will act as registrar for the Notes and any transfers of Notes may be made through the Company in such capacity.

         6. Corporate Obligation. It is expressly understood that this Note is solely a corporate obligation of the Company, and that any and all personal liability, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every promoter, subscriber, incorporator, shareholder, officer or director, as such, are hereby expressly waived and released by the holder hereof by the acceptance of this Note and as a part of the consideration for the issue hereof.

         7. Required Consent. The Company may not modify any of the terms of the Note without the prior written consent of the holders of all of the outstanding Notes.

         8. Lost Documents. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Note or any Note exchanged for it, and (in the case of loss, theft or destruction) of indemnity satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of such Note, if mutilated, the Company will make and deliver to in lieu of such Note a new Note of like tenor and unpaid principal amount and dated as of the original date of the Note.

         9.       Miscellaneous

                  (a) Parties in Interest. All covenants, agreements, and undertakings in this Note by and on behalf of any of the parties hereto shall bind and inure to the benefit of the respective permitted successors and assigns of the parties hereto whether so expressed or not.

                  (b) Notices. All notices, requests, consents and demands shall be made in writing and shall be mailed first class, certified mail, return receipt requested, to the Company or to the holder of this Note at such respective addresses as may be furnished in writing to the other party hereto.

                  (c) Construction. This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of The Commonwealth of Massachusetts.

         IN WITNESS WHEREOF, this Note has been executed and delivered on the date specified above by the duly authorized representative of the Company.

                                                  DYNAGEN, INC.



_____________________                             By:
Attest                                                Dhananjay G. Wadekar
                                                      Executive Vice President